TRANSAMERICA OCCIDENTAL'S SEPARATE ACCOUNT FUND B
                       Supplement Dated February 10, 2000
                         to Prospectus Dated May 1, 1999

Effective January 1, 2000, Transamerica Investment Management, LLC, replaced Transamerica Investment Services, Inc., as the Funds' Investment Adviser and assumed the portfolio management responsibility for the Funds. Transamerica Investment Management, LLC, was formed as a Delaware limited liability company December 1, 1999. Transamerica Investment Services, Inc., owns all of the capital interests and at least 80% of the profit interests of Transamerica Investment Management, LLC. Certain investment professionals and officers own the remainder of the profit interests. Under an agreement with Transamerica Investment Management, LLC, Transamerica Investment Services, Inc., provides Transamerica Investment Management, LLC, with certain investment research and other services and, in this regard, it serves as sub-adviser to the Funds. There has been no change in the Funds' managers as a result of this restructuring, and the restructuring does not otherwise involve a change in actual control or management of the Funds' Investment Adviser. There has been no change in fees paid the Investment Adviser. The address of Transamerica Investment Management, LLC, is the Los Angeles address of the Investment Adviser listed on page 20 and its duties are those described on page 20.